Business combinations and capital reorganization (Details) - Zetta Health Analytics SA R$ in Thousands	Aug. 31, 2022 BRL (R$)
Acquisition-date fair value of total consideration transferred [abstract]
Cash consideration	R$ 25,000
Deferred consideration	27,500	[1]
Contingent consideration	3,248	[2]
Total purchase consideration	R$ 55,748

[1]	Payable in consecutive annual installments from 2023 to 2027 adjusted by the Interbank Certificates of Deposit (“CDI”).
[2]	The Group and the former Zetta shareholders agreed a contingent purchase price that amounts to R$7.5 million to be paid on April 1, 2025 if the Zetta reaches certain metrics related to accumulated gross sales between March 1, 2023 and March 1, 2025. As of the date of acquisition the Group management considered the fair value of the earn-out as approximately 43% of the maximum possible value resulting in a recognition of R$3,248.